SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  F O R M  8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                               September 17, 1998

                                   FVNB CORP.
          (Exact name of registrant as specified in its charter)

                        Commission file number: 333-47939


                Texas                                        74-2871063
(State or other jurisdiction of incorporation             (I.R.S. Employer
          or organization)                               Identification No.)

                               101 S. Main Street
                              Victoria, Texas 77901
                    (Address of principal executive offices)

                              (512) 573-6321
           (Registrant's telephone number, including area code)

                                       N/A
      (Former name or former address, if changed since last report)

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

      On September 17, 1998, FVNB Corp. (the "Holding Company") became the holding company for First Victoria National Bank, a national banking association (the "Bank"). Pursuant to the terms of the Plan of Reorganization dated as of March 17, 1998, by and between the Bank and the Holding Company and the related Plan of Merger entered into by and between the Bank and FVNB Interim Bank, National Association, an interim national banking association formed by the Holding Company under the laws of the United States, the Bank merged with and into the Interim Bank under the charter of Interim Bank and under the name "First Victoria National Bank," the shareholders of the Bank became shareholders of the Holding Company, and the Bank became a wholly-owned subsidiary of the Holding Company.

      A detailed description of the transaction is set forth in the Prospectus included in the Holding Company's Registration Statement No. 33-47939 on Form S-4, filed with the Securities and Exchange Commission on March 13, 1998, as amended by post-effective amendment filed on April 8, 1998, which description is incorporated herein by reference. In addition, a copy of the press release of Holding Company and the Bank, dated September 17, 1998, is attached hereto as
Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)  Exhibits

            The following exhibit is filed as part of this report:

      99.1 Press Release of FVNB Corp. and First Victoria National Bank dated September 17, 1998.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FVNB CORP.
                                    (Registrant)


                                    By: /s/ DAVID M. GADDIS
                                            David M. Gaddis, President


Date:  September 17, 1998

                                  EXHIBIT INDEX



         EXHIBIT                                         PAGE
         NUMBER                  DESCRIPTION             NUMBER

          99.1         Press Release of FVNB Corp.
                       and First Victoria National Bank
                       dated September 17, 1998            5